SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event Reported) February 25, 1997

                  AMERICAN INTERNATIONAL PETROLEUM CORPORATION
             (Exact name of registrant as specified in its charter)

     Nevada                      No. 0-14905                    13-3130236
-----------------              -------------                 -------------
(State or other                 (Commission                  (I.R.S. Employer
jurisdiction of                 File Number)                 Identification No.)
incorporation
or organization)

444 MADISON AVENUE, SUITE 3203, NEW YORK, NEW YORK      10022
--------------------------------------------------      -----
  (Address of principal executive offices)            (Zip Code)

                                  (212)688-3333
              (Registrant's telephone number, including area code)

      -------------------------------------------------------------------
           (Former name or former address if changed from last report)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

         On February 25, 1997, the Registrant sold all of the issued and outstanding shares of common stock of its wholly-owned subsidiaries, American International Petroleum Corporation of Colombia ("AIPCC") and Pan American International Petroleum Corporation ("PAIPC") (the "Purchased Shares") in an arms length transaction to Mercantile International Petroleum Inc. ("MIP").

         (i) The assets of AIPCC and PAIPC consisted of oil and gas properties and equipment in South America with an aggregate net book value of approximately $17.9 million.

         (ii) The total aggregate purchase price payable by MIP for the Purchased Shares was valued at up to approximately $20.2 million, determined as follows:

                  (a) Cash payments of approximately $3.9 million, of which approximately $2.2 million was paid simultaneously with the closing to retire Registrant's 12% Secured Debentures due December 31, 1997, which were secured by the Registrant's shares of AIPCC.
                  (b) Assumption of AIPCC and PAIPC debt of an aggregate amount of $634,000.
                  (c) 4,384,375 shares of MIP Common Stock with a trading price of approximately $2.00 on the date the parties agreed in principle to the sale.
                  (d) A two-year $3 million 5% exchangeable subordinated debenture of AIPCC, exchangeable into shares of common stock of MIP on the basis of $3 principal amount of such debenture for one share of MIP on or after February 25, 1998; or Registrant may demand payment on that date of $1.5 million of the principal balance thereof in cash.
                  (e) A $1.4 million "performance earn-out" from future production in Colombia, plus interest at 8% per annum.
                  (f) Up to $2.5 million (reduced proportionately to the extent the Net Operating Loss and Deferred Cost Deductions accrued by AIPCC through December 31, 1996 ("Accrued Tax Benefit Deductions") is less than $50 million but more than $20 million) payable from 25% of AIPCC's future tax savings related to any Accrued Tax Benefit Deductions available to AIPCC on future tax filings in Colombia.

         (iii) As a result of this disposition, the Registrant now owns approximately 11.3% of MIP's outstanding share capital on a fully-diluted basis (47,720,867 shares). MIP is traded in U.S. Dollars on the Toronto Stock Exchange under the symbol MPT.U. On March 6, 1997, the closing price of MIP's common stock was $1.95 per share.

         (iv) The Registrant intends to utilize the proceeds to repay certain debts, expand its refinery and for general corporate use.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS


         (a)      Financial Statements of businesses acquired.

                  None

         (b)      Pro-forma financial information.

                  Unaudited Pro Forma Condensed Financial Statements

         The following unaudited pro forma consolidated statements of operations of the Company for the year ended December 31, 1996 and the unaudited proforma condensed balance sheet of the Company as of December 31, 1996 (the "Unaudited Pro Forma Consolidated Financial Statements") give effect to the sale of the Company's wholly-owned South American oil and gas subsidiaries (the "Sale").

         The unaudited pro forma condensed statements of operations and balance sheet for the year ended December 31, 1996 were prepared assuming that the transaction described above was consummated as of the beginning of the period presented.

         The pro forma adjustments and the resulting Unaudited Pro Forma Condensed Financial Statements have been prepared based upon available information and certain assumptions and estimates deemed appropriate by the Company. The Company's management believes that the pro forma adjustments and underlying assumptions and estimates reasonably present the significant effects of the transactions reflected thereby and that any subsequent changes in the underlying assumptions and estimates will not materially affect the Unaudited Pro Forma Condensed Financial Statements presented herein. The Unaudited Pro Forma Condensed Financial Statements do not purport to represent what the Company's financial position or results of operations actually would have been had the Sale occurred on the dates indicated or to project the Company's financial position or results of operations for any future date or period. Furthermore, the Unaudited Pro Forma Condensed Financial Statements do not reflect changes that may occur as the result of post-sale activities and other matters.

          AMERICAN INTERNATIONAL PETROLEUM CORPORATION AND SUBSIDIARIES
                   UNAUDITED PROFORMA CONSOLIDATED BALANCE SHEET
                                DECEMBER 31, 1996


                                                            Historical         Historical
                                                           Consolidated      South American                            Pro Forma
                                                               AIPC           Subsidiaries                           Balance Sheet
                                                           December 31,       December 31,          Sale             December 31,
                                                              1996               1996            Adjustments             1996
                                                          ----------------  -----------------   ----------------   ----------------
                                                               (1)                (2)               (3)

ASSETS
Current Assets:
   Cash and cash equivalents                                 $     11,058   $         (1,451)   $    1,476,000(3a)  $    1,488,509
   Cash - restricted                                              161,022            131,897                 -              29,125
   Marketable securites                                                 -                            8,768,750(3b)       8,768,750
   Accounts receivable, net                                     1,073,140            799,399         1,500,000(3c)       1,773,741
   Inventory                                                      459,961            459,961                 -                   -
   Prepaid expenses                                               838,104            400,737                 -             437,367
                                                          ----------------  -----------------   ----------------   ----------------
            Total current assets                                2,543,285          1,790,543        11,744,750          12,497,492
                                                          ----------------  -----------------   ----------------   ----------------
Property, plant and equipment:
   Unevaluated property not subject to amortization             5,648,630          5,187,576                 -             461,054
   Oil and gas property pursuant to full cost method           32,506,656         32,506,656                 -                   -
   Refinery property and equipment                             17,235,183                  -                 -          17,235,183
   Other                                                          499,971            307,003                 -             192,968
                                                          ----------------  -----------------   ----------------   ----------------
                                                               55,890,440         38,001,235                 -          17,889,205
      Less -  accumulated depreciation, depletion
         and amortization                                     (23,959,191)       (20,289,573)                -          (3,669,618)
                                                          ----------------  -----------------   ----------------   ----------------
            Total property, plant and equipment                31,931,249         17,711,662                 -          14,219,587
                                                           ----------------  -----------------   ----------------   ----------------
Other long-term assets, net                                        17,897                  -          2,096,854(3d)      2,114,751
                                                           ----------------  -----------------   ----------------   ----------------
               TOTAL ASSETS                                 $  34,492,431     $   19,502,205     $   13,841,604    $   28,831,830
                                                          ================  =================   ================   ================

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
   Notes payable                                           $      237,162     $      137,162     $      (100,000)(3e)             -
   Current installments of long-term debt                       5,968,393                  -          (2,337,500)(3f)     3,630,893
   Accounts payable                                             3,636,765          2,072,752                   -          1,564,013
   Accrued expenses & other liabilities                         2,524,194            332,042            (681,145)(3g)     1,511,007
                                                          ---------------     ----------------    ----------------   ---------------
            Total current liabilities                          12,366,514          2,541,956          (3,118,645)         6,705,913

Long term debt                                                    798,199                  -                   -            798,199
                                                           ----------------  -----------------   ----------------   ----------------
               TOTAL LIABILITIES                               13,164,713          2,541,956          (3,116,645)         7,504,112
                                                           ----------------  -----------------   ----------------   ----------------
Stockholders' equity:
   Preferred stock, par value $.01,
      authorized 7,000,000 shares, none issued                          -                  -                   -                  -
   Common stock, par value $.08, 100,000,000                                                                   -                  -
      shares authorized, 34,458,921 shares                                                                     -                  -
      issued and outstanding at December 31, 1996                                                              -                  -
      and 24,705,926 shares at December 31, 1995                2,756,714                  -                   -          2,756,714
   Additional paid-in capital                                  78,677,265                  -                   -         78,677,265
   Stock purchase warrants                                      1,297,754                  -                   -          1,297,754
   Accumulated Deficit                                        (61,404,015)        16,960,249          16,960,249        (61,404,015)
                                                          ----------------  -----------------   ----------------   ----------------
               TOTAL STOCKHOLDERS' EQUITY                      21,327,718         16,960,249          16,960,249         21,327,718
                                                          ----------------  -----------------   ----------------   ----------------
Commitments and Contingencies                                          -                  -                  -                  -
               TOTAL LIABILITIES AND
                  STOCKHOLDERS' EQUITY                       $ 34,492,431       $ 19,502,205        $ 13,841,604      $ 28,831,830
                                                          ================  =================   ================   ================



(1)   December 31, 1996 Consolidated Balance Sheet
(2)   December 31, 1996 Balance Sheet of South American subsidiaries
(3)   Adjustments to reflect the sale of the South American Subsidiaries
(3a)  Cash received from sale of South American Subsidiaries
(3b) 4,384,375 shares of common, free-trading stock of the purchaser recorded at $2.00 @ share
(3c) Current portion of $3,000,000, 5%, subordinated debenture received from the purchaser
(3d) Long-term portion of (3c) above equal to $1,500,000, less discount of $300,000. Performance earn-out on future revenues of the purchaser of $1,048,655, less discount of $151,801
(3e)  Assumption of note by the purchaser
(3f)  Asssumption of outstanding 12% subordinated debentures by purchaser
(3g) Assumption of a certain accrued expenses and other liabilities by the purchaser

          AMERICAN INTERNATIONAL PETROLEUM CORPORATION AND SUBSIDIARIES
             UNAUDITED PROFORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                                DECEMBER 31, 1996

                                          Historical      Historical
                                         Consolidated   South American
                                             AIPC        Subsidiaries                     Pro Forma
                                         Years ended       Year ended                    Years ended
                                         December 31,     December 31,       Sale         December 31,
                                             1996            1996         Adjustments        1996
                                        ------------  ------------------  ------------  -----------------
                                             (1)             (2)              (3)
Revenues:
  Oil and gas production and
   pipeline fees                         $  1,364,581    $  1,364,581   $         --       $       --
  Refinery lease fees                       2,467,606            --               --         2,467,606
  Other                                       278,327         143,679        233,892 (3a)      368,540
                                          ------------   ------------    -----------      ------------
       Total revenues                       4,110,514       1,508,260        233,892         2,836,146
                                          ------------   ------------    -----------      ------------
Expenses:
  Operating                                   613,336         611,856             --             1,480
  General and administrative                3,076,357         268,718             --         2,807,639
  Depreciation, depletion and
   amortization                             1,265,230         587,207             --           678,023
  Interest                                  2,818,218          78,230       (420,750) (3b)   2,319,238
  Write-down of oil and gas properties        200,000         200,000             --                --
  Provision for bad debts                     789,580             884             --            788,696

                                          ------------   ------------   -------------      ------------
       Total expenses                       8,762,721       1,746,895        (420,750)        6,595,076
                                         ------------   ------------    -------------      ------------

Net loss                                 $ (4,652,207)  $   (238,635)   $     654,642     $ (3,758,930)
                                         ============   ============    =============     =============

Net loss per share of common stock       $      (0.16)  $     (0.01)   $         0.02     $       (0.13)
                                         ============   ============    =============     =============

Weighted-average number of shares
 of common stock outstanding               29,598,832      29,598,832     29,598,832         29,598,832
                                         ============   ============    ============      =============


(1)   Year ended December 31, 1996 Consolidated Statements of Operations
(2)   Historical Year ended December 31, 1996 South American Statement of
      Operations
(3)   Adjustments to reflect the sale of the South American Subsidiaries
(3a) Pro forma reduction in interest income on current and long term notes and deferred income due from the purchaser arising from sale of South American subsidiaries
(3b) Pro forma reduction of interest expense due to the assumption of debt by the acquirer of the South American subsidiaries


         (C)      EXHIBITS:


         EXHIBIT NO.                                       DESCRIPTION

         99.1                       Share Purchase Agreement dated February 25,
                                    1997, among the Registrant, AIPCC, PAIPC and
                                    MIP.*

         99.2                       $3 million 5% exchangeable debenture, granted by AIPCC to
                                    the Registrant, due February 25, 1999.*

         99.3 Pledge Agreement dated February 25, 1997 among the Registrant, MIP and MG Trade
                                    Finance Corp.*

         *Submitted with the original Form 8-K filed on March 12, 1997.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    November 19, 1997


                         AMERICAN INTERNATIONAL
                         PETROLEUM CORPORATION



                         By: /s/ Denis J. Fitzpatrick
                         ------------------------------
                                Denis J. Fitzpatrick
                                Chief Financial Officer

                                  EXHIBIT INDEX


EXHIBIT
NUMBER             DESCRIPTION


99.1          Share Purchase Agreement dated February 25,
              1997, among the Registrant, AIPCC, PAIPC and
              MIP.

99.2          $3 million 5% exchangeable debenture,
              granted by AIPCC to the Registrant, due
              February 25, 1999.

99.3 Pledge Agreement dated February 25, 1997 among the Registrant, MIP and MG Trade
              Finance Corp.







                                      4


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